1Q Results 2015 | cbbank.com June 2015 Exhibit 99.1

1Q Results 2015 | cbbank.com
Safe Harbor
2
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial
Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2015 | cbbank.com
Total Assets:
$7.4 Billion
Gross Loans:
$3.7 Billion
Total Deposits (Including Repos):
$6.5 Billion
Total Equity:
$897 Million
Source: Q1 2015 earnings release & company filings.
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of Southern
California.  Founded in 1974
Locations in 43 cities with 40 business financial centers and 7 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange
County, San Diego County, Ventura County and the Central Valley of California
3

1Q Results 2015 | cbbank.com
Experienced Leadership
Name
Position
Banking Experience
CVBF Service
Christopher D. Myers
President & CEO
31 Years
9 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
5 Years
4 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
38 Years
7 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
25 Years
5 Years
David A. Brager
Executive Vice President
Sales Division
27 Years
12 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
33 Years
3 Years
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
36 Years
28 Years
Richard Wohl
Executive Vice
President
General Counsel
27
Years
4 Years
4

1Q Results 2015 | cbbank.com
Board of Directors
Name
CVB Experience
Age
Ray O’Brien -
Chairman
3 Years
58
George Borba
Jr. -
Vice Chairman
2 Years
47
Steve Del Guercio
2 Years
53
Robert Jacoby
10 Years
73
Hal Oswalt
1 Year
67
San Vaccaro
16 Years
82
Chris Myers
-
CEO
9 Years
53
5

1Q Results 2015 | cbbank.com Who is CVB Financial Corp.?

1Q Results 2015 | cbbank.com
Largest Banks Headquartered in California
7
Source: SNL Financial
In millions
Rank
Name
Asset
Size (3/31/15)
1
Wells Fargo
$1,737,737
2
Union Bank
$113,698
3
Bank of the West
$70,938
4
First Republic Bank
$51,066
5
SVB Financial
$39,696
6
City National Bank
$32,699
7
East West Bank
$29,907
8
OneWest
Bank
$21,307
9
Pacific Western Bank
$16,644
10
Cathay Bank
$11,910
11
CVB Financial Corp.
$7,443
12
BBCN
$7,268
13
Banc of California, Inc.
$6,097
14
Opus Bank
$5,562
15
Farmers & Merchants of Long Beach
$5,560
16
Westamerica Bank
$5,036

1Q Results 2015 | cbbank.com
Bank Accomplishments & Ratings
152 Consecutive Quarters of Profitability
102 Consecutive Quarters of Cash Dividends
#4 Rated Bank: BankDirector
Magazine
Bank Performance Scorecard (August 2014)
BauerFinancial
Report
Five Star Rating (September 2014)
78 Consecutive Quarters
Fitch Rating
BBB (September 2014)

1Q Results 2015 | cbbank.com Our Markets

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego

1Q Results 2015 | cbbank.com
Existing Locations
10
40
Business Financial Centers
7
Commercial Banking Centers
3
CitizensTrust Locations
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego –
NEW Opened 06/02/2014

1Q Results 2015 | cbbank.com What’s New?

1Q Results 2015 | cbbank.com San Diego County 12 Opened June 2014 | 6 Associates

1Q Results 2015 | cbbank.com Ventura County 13 Opened January 2015 | 6 Associates

1Q Results 2015 | cbbank.com
Deposits*
(000’s)
# of Center
Locations
Total Deposits
(3/31/14)
Total Deposits
(3/31/15)
Los Angeles County
18
$1,959,624
$2,347,804
Inland Empire
(Riverside & San Bernardino Counties)
9
$1,948,785
$1,992,402
Central Valley
9
$870,202
$909,278
Orange County
9
$705,761
$907,308
Other
2
$253,216
$301,336
Total
47
$5,737,588
$6,458,128
*Includes Customer Repurchase Agreements
Average Cost of Deposits  (Year-to-Date)
0.12%
0.11%

1Q Results 2015 | cbbank.com
Total Deposits*
$500,000
$1,500,000
$2,500,000
$3,500,000
$4,500,000
$5,500,000
$6,500,000
$7,500,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012
2013
2014
2015
Non-Int Bearing Dep
Interest Bearing Deposits*
15
(000’s)
*Interest Bearing Deposits includes REPOs

1Q Results 2015 | cbbank.com
Deposit Cost Comparison
16
Source: Q1 2015 earnings release & other company filings, SNL Financial—peers represent public
CA , AZ, HI, NV, OR & WA banks with assets $2 -
$25 billion. Peer Data is as of 12/31/14
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012
2013
2014
2015
CVBF
Peers

1Q Results 2015 | cbbank.com
*Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale
Starting in the 4
th
quarter of 2014, covered and non-covered loans are combined
Total Loans*
(000’s)
# of Center
Locations
Average
Loans  per
Location
Total Loans*
(3/31/2015)
Los Angeles County
18
$83,955
$1,511,185
Central Valley
9
$83,002
$747,017
Inland Empire
(Riverside & San Bernardino Counties)
9
$71,246
$641,214
Orange County
9
$59,327
$533,943
Other
2
$148,864
$297,727
Total
47
$79,385
$3,731,086

1Q Results 2015 | cbbank.com
$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
$3,200,000
$3,400,000
$3,600,000
$3,800,000
$4,000,000
$4,200,000
$4,400,000
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012
2013
2014
2015
Total Loans*
Total Loans*
(000’s)
*Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined
(Purchase
Credit
Impaired
or PCI)
Before deferred loan fees, discount on PCI loans, and loans held for sale
Includes covered and non-covered loans for all periods presented

1Q Results 2015 | cbbank.com
19
Source: Q1 2015 earnings release & company reports
Starting in the 4
th
quarter of 2014, covered and non-covered loans are combined
Loan Portfolio Composition
Total Loans by Type
Municipal Lease
Finance
Receivables,
2.0%
Dairy, Livestock &
Agribusiness,
4.7%
Commercial &
Industrial, 11.2%
Construction RE,
1.5%
Commercial RE -
Owner
Occupied, 24.8%
Commercial RE-
Non-Owner,
42.4%
Multi
-Family, 5.7%
SFR Mortgage,
5.5%
Other, 2.2%

1Q Results 2015 | cbbank.com Credit Quality

1Q Results 2015 | cbbank.com
Non-Performing Assets*
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
2014
2015
Non-Performing Loans
OREO
21
(000’s)
*Non-Covered
assets
|
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
assets
are
combined

1Q Results 2015 | cbbank.com
Classified Loans*
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
2014
2015
22
(000’s)
*Non-Covered
loans|
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined

1Q Results 2015 | cbbank.com
Loans: Net Charge-Offs*
23
(000’s)
*Non-Covered
|
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2009
2010
2011
2012
2013
2014
Q1 2015
Net Charge
-
Offs (by year)

1Q Results 2015 | cbbank.com Profits

1Q Results 2015 | cbbank.com
Net Income
Net Income After Taxes
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
$-
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
$30,000
$32,500
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
2014
2015

1Q Results 2015 | cbbank.com
Earnings
(000’s)
2011
2012
2013
2014
3 Months
to
03/31/2015
Net Interest Income
$234,681
$236,950
$216,266
$236,514
$61,009
Provision for Loan Losses
($7,068)
$0
$16,750
$16,100
$0
Other Operating
Income/Expenses (Net)
($106,809)
($122,257)
($88,741)
($89,817)
($36,461)
Income Taxes
($39,071)
($37,413)
($48,667)
($58,776)
($8,715)
Net Profit After Tax
$81,733
$77,280
$95,608
$104,021
$15,833
$13.9 million FHLB prepayment charge
26

Net Interest Margin
27
*Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired)
Normalized*
2.92%
3.92%
3.53%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
Q1Q2
Q3Q4
Q1Q2Q3Q4
Q1
Q2Q3
Q4Q1Q2
Q3Q4
Q1Q2Q3
Q4
Q1Q2
Q3
Q4
Q1Q2
Q3Q4Q1
Q2Q3
Q4Q1
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q Results 2015 | cbbank.com

Efficiency & Expenses 1Q Results 2015 | cbbank.com

Efficiency Ratio
29
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
1Q Results 2015 | cbbank.com
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2011
2012
2013
2014
2015
Efficiency Ratio

Non-Interest Expense
as a % of Average Assets
30
2.42%
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2011
2012
2013
2014
Non-Interest Expense as a % of Average Assets
1Q Results 2015 | cbbank.com
2015

1Q Results 2015 | cbbank.com Capital

Capital Ratios
32
* CVB Financial Corp. -
Consolidated
Tier 1 Risk-based Capital Ratio
Total Risk-based Capital Ratio
Tier 1 Leverage Ratio
Common Equity Tier 1 Capital Ratio
Tangible Capital Ratio
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31, 2015*
6.0%
8.0%
4.0%
4.5%
8.0%
10.0%
5.0%
6.5%
17.35%
18.60%
10.94%
16.81%
11.13%

1Q Results 2015 | cbbank.com Securities & Investments

1Q Results 2015 | cbbank.com
Source: Q1 2015 earnings release. As of  3/31/2015 securities held-to-maturity were valued at
approximately $1.5 million | Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $3.0 billion at 3/31/2015.  The portfolio represents 40.71% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which
have
the
implied
guarantee
of
the
U.S.
government.
98%
of
the
Bank’s
municipal
portfolio
contains securities which have an underlying rating of investment grade. California municipals represent only 4.5% of the municipal bond portfolio
Securities portfolio totaled $3.0 billion at 3/31/2015.  The portfolio represents 40.71% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which
have
the
implied
guarantee
of
the
U.S.
government.
98%
of
the
Bank’s
municipal
portfolio
contains securities which have an underlying rating of investment grade. California municipals represent only 4.5% of the municipal bond portfolio
Securities Portfolio*
--$3.0 Billion--
Yield on securities
portfolio = 2.59%
for the 1st Quarter 2015
CMO's /
REMIC's 9.52%
Trust Preferred
0.17%
Municipal
Bonds 18.16%
Government
Agency &
GSEs 10.89%
MBS 61.26%

1Q Results 2015 | cbbank.com
-$40,000
-$20,000
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Jun 09
Dec 09
Jun 10
Dec 10
Jun 11
Dec 11
Jun 12
Dec 12
Jun 13
Dec 13
Jun 14
Dec 14
Securities Portfolio*
$3.0 Billion
Mark-to-Market (Pre-tax)
(000’s)
*Securities Available For Sale
$73,846

1Q Results 2015 | cbbank.com
CVBF Assets
36
*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
Securities
40.7%
Fed
Balance*
4.2%
Other 5.0%
Goodwill &
Intangibles
1.0%
Loans,
net 49.1%
3/31/15
$7.4 Billion
Securities
42.4%
Fed
Balance*
2.4%
Other 4.6%
Goodwill &
Intangibles
0.7
%
Loans,
net
49.9%
12/31/06
$6.1 Billion

1Q Results 2015 | cbbank.com
Yield on Securities vs. Yield on Loans
* Excluding Discount Accretion
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
2014
2015
Yield on Loans*
Yield on Securities

1Q Results 2015 | cbbank.com
CVBF Liabilities
12/31/06
$5.7 Billion
3/31/15
$6.5 Billion
*Includes Customer Repurchase Agreements
Other
Liabilities
0.7%
Junior
subordinated
Debentures 1.9%
Other
Liabilities
0.95%
Junior
subordinated
Debentures
0.39%
Borrowings
0.0%
Total
Deposits*
61.4%
Borrowings
36.0%
Total
Deposits*
98.66%

1Q Results 2015 | cbbank.com Our Growth Strategy

Our Vision
Citizens Business Bank will strive to become the
premier
financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful small
to medium sized businesses and their owners.
40
1Q Results 2015 | cbbank.com

Target Customer
The best privately-held and/or family-owned
businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships
41
1Q Results 2015 | cbbank.com

1Q Results 2015 | cbbank.com Three Areas of Growth 42 Same Store Sales DeNovo Acquisitions --Banks-- --Trust--

1Q Results 2015 | cbbank.com
•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In-
market & ‘new’ markets

1Q Results 2015 | cbbank.com
Our ‘Critical Few’
•
Execute on DeNovo
Growth Initiatives
•
Pursue Strategic Acquisitions
•
Quality Loan Growth
•
Provide Customer Solutions Through Technology
•
Expand Market Share Through Same Store Sales
1Q Results 2015 | cbbank.com

1Q Results 2015 | cbbank.com Copy of presentation at www.cbbank.com